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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 6, 1998
                                                           -----------

                             CONTINUCARE CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     FLORIDA
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-21910                                            59-2716023
------------------------                       ---------------------------------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


                             CONTINUCARE CORPORATION
                     100 SOUTHEAST SECOND STREET, 36TH FLOOR
                        MIAMI, FLORIDA                      33131
             -------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)      (ZIP CODE)








        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 350-7515
                                                           --------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  The accounting firm of Deloitte & Touche LLP ("Deloitte & Touche") represented Continucare Corporation (the "Company") as its independent accountants during fiscal year 1997 and was dismissed by the Company's Board of Directors on May 6, 1998. During the Company's two most recent fiscal years and subsequent interim periods, for which Deloitte & Touche was the Company's independent auditors, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Deloitte & Touche's reports on the financial statements of the Company for the two most recent fiscal years, for which Deloitte & Touche was the Company's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's Board of Directors has appointed Ernst & Young LLP as the Company's independent accountants for fiscal year 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) & (b)         None.

         (c)      Exhibits

                     16 Acknowledgment Letter from Deloitte & Touche LLP regarding its dismissal as the Company's independent public accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONTINUCARE CORPORATION



Date:  May 8, 1998                  By: /s/Charles M. Fernandez
                                        ------------------------------------
                                           Charles M. Fernandez
                                           Chairman, Chief Executive Officer
                                             and President


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